EXHIBIT 99



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


  In connection with the Quarterly Report of The Bombay Company, Inc. (the "Company") on Form 10-Q for the quarterly period ended August 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/S/ JAMES  D.  CARREKER                      /S/ ELAINE D. CROWLEY
-----------------------------                 ------------------------------
James D. Carreker                             Elaine D. Crowley
Chairman of the Board and                     Senior Vice President,
Chief Executive Officer                       Chief Financial Officer
                                              and Treasurer


Dated:  September 11, 2003                    Dated:  September 11, 2003